U.S. Securities and Exchange Commission
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 1, 2012
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Commission File No. 000-53612
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Bonanza Goldfields Corporation
(Name of small business issuer as specified in its charter)

Nevada	26-2723015
State of Incorporation	IRS Employer Identification No.

2415 East Camelback Road Suite 700, Phoenix, AZ  85016
 (Address of principal executive offices)

 (928) 251-4044
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, “we”, “us”, “our”, “Bonanza”, “Company” or “our Company” refers to Bonanza Goldfields Corporation.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 1, 2012, the Company entered into a Note and Warrant Purchase Agreement (the "Purchase Agreement") with Tonaquint, Inc., a Utah corporation (the "Investor") whereby the Company issued and sold, and the Investor purchased: (i) a Secured Convertible Promissory Note of the Company in the principal amount of $1,660,000 (the "Company Note") and (ii) a Warrant to purchase common stock of the Company (the "Warrant").

The principal amount of the Company Note is $1,660,000 ("Maturity Amount") and the Company Note is due 30 months from the issuance date of October 1, 2012. The Company Note has an interest rate of 8% payable monthly. The Company Note, if prepaid, has a penalty of 135% prepayment obligation. The total amount funded (in cash and notes) at closing will be $1,500,000, representing the Maturity Amount  less an original issue discount of $150,000 and the payment of $10,000 to the Investor to cover its fees, with payment consisting of $150,000 in cash advanced at closing and $1,350,000 in a series of three secured Buyer Mortgage Notes and one Promissory Note with interest rates of 5% described in more detail below. The Company also has the right to offset the payment of any of these notes and not receive payment for such notes or be obligated to pay such portion of the notes, subject to certain conditions and obligations. The shares of common stock underlying the Company Note and Warrant are to be registered to a registration statement on Form S-1 pursuant to the terms and conditions of a registration rights agreement (“Registration Rights Agreement”).

The Investor has the right to convert, subject to restrictions described in the Company Note, all or a portion of the outstanding amount of the Company Note that is eligible for conversion into shares of the Company’s common stock. The number of common shares delivered to the Investor upon conversion will be calculated by dividing the amount of the Company Note that is being converted by $0.05.

The Investor has also received a warrant to purchase shares of common stock of the Company equal to $1,660,000 divided by the Market Price (defined in the Company Note, as of October 1, 2012) at an exercise price of US$0.075 per share at any time within five years after October 1, 2012. The warrant also contains a net exercise provision.

Each of the Company Note and the Warrant contain "blocker provisions" such that the Investor shall not be permitted to hold by virtue of payment of interest or principal under the Company Note or conversion of the Company Note or the exercise of the Warrant a number of shares of common stock exceeding 9.99% of the number of shares of the Company’s common stock outstanding on such date (the “9.99% Cap”). The Company shall not be obligated and shall not issue to the Investor shares of its common stock which would exceed the 9.99% Cap, but only until such time as the 9.99% Cap would no longer be exceeded by any such receipt of shares of common stock by the Investor.

The Investor's obligation to pay the balance of the purchase price of the Company Note is evidenced by 3  Buyer Mortgage Notes, in the principal amount of $50,000, $150,000, and $400,000  (“Buyer Notes”). The Buyer Notes are secured by certain mortgages (“Mortgage”) executed by the Investor, as Mortgagor, in favor of the Bonanza, as Mortgagee, encumbering certain real property of the Investor located in Cook County, Illinois.  The Investor obligation to pay the balance of the purchase price of the Company Note is further evidenced by a Promissory Note in the amount of $750,000 (“Promissory Note”). Each Buyer Note and the promissory Note is due and payable on or before the earlier of (i) sixty (60) days following the occurrence of the Maturity Date (as defined in the Company Note), and (ii) subject to certain conditions described in each Buyer Note and the Promissory Note.  The Buyer Notes and Promissory Note each contain standard events of default related to payment, certain covenants and bankruptcy events.

The Company Note, the Warrant, the Buyer Notes, the Promissory Note, the Registration Rights Agreement, the Mortgage, and the Company Security Agreement (the "Transaction Documents") were each delivered pursuant to the terms of the Purchase Agreement. The Purchase Agreement contains representations and warranties of the Company and the Investor that are customary for transactions of this kind. The Purchase Agreement contains certain penalties and damages in the event the Investor is unable to sell shares of the Company’s common stock under Rule 144 because the Company is not current in regards to its required reports under the Securities Exchange Act of 1934, as amended, or if the Company fails to timely deliver (generally within five business days) any shares of common stock issuable to the Investor upon conversion of the Company Note or exercise of the Warrant.

The issuance of the Warrant and the Company Note were made pursuant to Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the Investor was an accredited investor, the Investor took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

The foregoing is only a summary of the terms of the transaction between the Company and the Investor. You are urged to read each of the Company Note, the Warrant, the Buyer Notes, the Promissory Note, the Escrow Agreement, the Mortgage, the Company Security Agreement, and the Purchase Agreement, which are each attached as an Exhibits to this Current Report and incorporated by reference herein.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

On October 2, 2012, the Company  issued a press release entitled "Bonanza Goldfields to Initiate Gold Mining Operations Due to New Financing Agreement.  The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information under Item 7.01 in this Current Report, including the press release attached hereto as Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

4.1	$1,660,000 Secured Convertible Note dated October 1, 2012
4.2	Common Stock Purchase Warrant dated October 1, 2012
10.1	Note and Warrant Purchase Agreement dated October 1, 2012
10.2	Form of Promissory Note
10.3	Form of Mortgage, dated October 1, 2012
10.4	Escrow Agreement dated October 1, 2012
10.5	Form of Buyer Mortgage Note 1 dated October 1, 2012.
10.6	Form of Buyer Mortgage Note 2 dated October 1, 2012..
10.7	Form of Buyer Mortgage Note 3 dated October 1, 2012.
10.8	Registration Rights Agreement, dated October 1, 2012
10.9	Security Agreement dated October 1, 2012
10.10	Ancillary Documents
99.1	Press Release of Bonanza Goldfields Corp. dated October 2, 2012

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bonanza Goldfields Corp.
Registrant
Date: October 5, 2012	By:	/s/ Michael Stojsavljevich
Michael Stojsavljevich
Chief Executive Officer